Exhibit 3.1

RESTATED ARTICLES OF INCORPORATION

OF

INDEPENDENT BANK CORPORATION

The following Restated Articles of Incorporation are executed by the undersigned Corporation pursuant to the provisions of Sections 641-643, Public Acts of 1972, as amended.

1.         The present name of the Corporation is Independent Bank Corporation.

2.         The Corporation Identification Number (CID) assigned by the Bureau is: 136-863.

3.         All former names of the Corporation are: FSB Corporation.

4.         The date of filing of the original Articles of Incorporation was September 17, 1973.

The following Restated Articles of Incorporation supersede the Articles of Incorporation, as amended, and shall be the Articles of Incorporation of the Corporation.

ARTICLE I

The name of the Corporation is Independent Bank Corporation.

ARTICLE II

The purpose or purposes for which the Corporation is organized are to engage in the business of a bank holding company and, without in any way being limited by the foregoing specifically enumerated purpose, to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

ARTICLE Ill

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is fourteen million two hundred thousand (14,200,000) shares, of which fourteen million (14,000,000) shares shall be common stock of the par value of $1.00 per share, and two hundred thousand (200,000) shares shall be series preferred stock, without par value.

The authorized shares of common stock of the par value of one dollar ($1.00) per share are all of one class with equal voting power, and each share shall be equal to every other such share.

The shares of preferred stock may be divided into and issued in one or more series. The Board of Directors is hereby authorized to cause the preferred stock to be issued from time to time in one or more series, with such designations and such relative voting, dividend, liquidation and other rights, preferences and limitations as shall be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors. The Board of Directors by vote of a majority of the whole Board is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as it may deem desirable.

ARTICLE IV

The address of the current registered office, which is the same as its current mailing address, is 230 West Main Street, Ionia, Michigan 48846. The name of the current resident agent is William R. Kohls.

ARTICLE V

Directors and officers of the Corporation shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding (whether brought by or in the name of the Corporation, a subsidiary or otherwise) in which a director or officer is a witness or which is brought against a director or officer in his or her capacity as a director, officer, employee, agent or fiduciary of the Corporation or of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which the director or officer was serving at the request of the Corporation. Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors of the Corporation. The Corporation may purchase and maintain insurance to protect itself and any such director, officer or other person against liability asserted against him or her and incurred by him or her in respect of such service whether or not the Corporation would have the power to indemnify him or her against such liability by law or under the provisions of this Article. The provisions of this Article shall be applicable to actions, suits or proceedings, whether arising from acts or omissions occurring before or after the adoption hereof, and to directors, officers and other persons who have ceased to render such service, and shall inure to the benefit of the heirs, executors and administrators of the directors, officers and other persons referred to in this Article. The right of indemnity provided pursuant to this Article shall not be exclusive and the Corporation may provide indemnification to any person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise different from those set forth in, or provided pursuant to, or in accordance with, this Article. Any amendment, alteration, modification, repeal or adoption of any provision in the Articles of Incorporation inconsistent with this Article V shall not adversely affect any indemnification right or protection of a director or officer of the Corporation existing at the time of such amendment, alteration, modification, repeal or adoption.

ARTICLE VI

The authorization and approval of any proposed (i) merger or consolidation of this Corporation as a result of which this Corporation will not be the surviving Corporation, (ii) sale of all or substantially all of the assets of this Corporation, (iii) dissolution of this Corporation, or (iv) amendment to or deletion of this Article VI shall require the affirmative vote or consent of at least three-fourths (3/4) of the outstanding stock of this Corporation entitled to vote on any such merger, consolidation, sale of assets, dissolution or amendment.

ARTICLE VII

A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the Corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) resulting from a violation of § 551(1) of the Michigan Business Corporation Act; (d) for any transaction from which the director derived an improper personal benefit; or (e) for any act or omission occurring prior to March 1, 1987. If, following approval of this Article VII by the shareholders, the Michigan Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of incorporation inconsistent with this Article VII shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal, modification or adoption.

ARTICLE VIII

CLASSIFIED BOARD OF DIRECTORS

Section 1.        Authority and Size of Board.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the Corporation that shall constitute the Board of Directors shall he determined from time to time by resolution adopted by the affirmative vote of (i) at least seventy-five percent (75%) of the Board of Directors, and (ii) a majority of the Continuing Directors (as hereinafter defined).

Section 2.        Classification of Board and Filling Vacancies.  Subject to applicable law, the directors shall be divided into three (3) classes, each class to be as nearly equal in number as possible.. The term of office of directors of the first class shall expire at the annual meeting of shareholders to be held in 1990 and until their respective successors are duly elected and qualified or their resignation or removal. The term of office of directors of the second class shall expire at the annual meeting of shareholders to be held in 1991 and until their respective successors are duly elected and qualified or their resignation or removal. The term of office of directors of the third class shall expire at the annual meeting of shareholders to be held in 1992 and until their respective successors are duly elected and qualified or their resignation or removal. Subject to the foregoing, at each annual meeting of shareholders, commencing at the annual meeting to be held in 1990, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be duly elected and qualified or their resignation or removal. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by an affirmative vote of a majority of the Continuing Directors (as hereinafter defined) and a seventy-five percent (75%) majority of all of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next annual meeting of shareholders and until their respective successors shall be duly elected and qualified or their resignation or removal. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 3.        Removal of Directors.  Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law or by these Articles of Incorporation or the Bylaws of the Corporation), any one or more directors of the Corporation may be removed at any time, with or without cause, but only by either: (i) the affirmative vote of a majority of the Continuing Directors and at least a seventy-five percent (75%) majority of the Board of Directors; or (ii) the affirmative vote, at a meeting of the shareholders called for that purpose, of the holders of at least seventy-five percent (75%) of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock") voting together as a single class.

Section 4.        Certain Definitions.  For purposes of this Article VIII:

1.         A "person" shall mean any individual, firm, corporation, or other entity.

2.         "Interested Shareholder" shall mean any person (other than the Corporation or any subsidiary) who or which:

(a)        is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding Voting Stock; or

(b)        is an Affiliate (as hereinafter defined) of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding voting stock; or

(c)        is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

3.         A person shall be a "beneficial owner" of any Voting Stock:

(a)        which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

(b)        which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or

(c)        which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

4.         For purposes of determining whether a person is an Interested Shareholder pursuant to paragraph 2 of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph 3 of this Section 4, but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

5.         "Affiliate' or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1989.

6.         "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph 2 of this Section 4, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

7.         "Continuing Director" means any member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

Section 5.       Powers of Continuing Directors.  A majority of the Continuing Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article IX, including without limitation: (i) whether a person is an Interested Shareholder; (ii) the number of shares of Voting Stock beneficially owned by any person; and (iii) whether a person is an Affiliate or Associate of another; and the good faith determination of a majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Article VIII.

Section 6.        Nominations for Board.  Nominations for the election of directors may be made by the Board of Directors or by a shareholder entitled to vote in the election of directors. A shareholder entitled to vote in the election of directors, however, may make such a nomination only if written notice of such shareholder's intent to do so has been given, either by personal delivery or by United States mail, postage prepaid, and received by the Corporation (a) with respect to an election to be held at an annual meeting of shareholders, not later than sixty (60), nor more than ninety (90) days prior to the first anniversary of the preceding year's Annual Meeting of Shareholders (or, if the date of the Annual Meeting is changed by more than twenty (20) days from such anniversary date, within ten (10) days after the date the Corporation mails or otherwise gives notice of the date of such meeting), and (b) with respect to an election to be held at a special meeting of shareholders called for that purpose, not later than the close of business on the tenth (10th) day following the date on which notice of the special meeting was first mailed to the shareholders by the Corporation.

Each shareholder's notice of intent to make a nomination shall set forth:

(a)        the name(s) and address(es) of the shareholder who intends to make the nomination and of the person or persons to be nominated;

(b)        a representation that the shareholder (1) is a holder of record of stock of the Corporation entitled to vote at such meeting; (ii) will continue to hold such stock through the date on which the meeting is held; and (iii) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c)        a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;

(d)       such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under Section 14 of the Securities Exchange Act of 1934, as amended, as now in effect or hereafter modified, had the nominee been nominated by the Board of Directors; and

(e)        the consent of each nominee to serve as a director of the Corporation if so elected.

The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the qualifications of such person to serve as a director.

Section 7.        Amendment, Repeal, etc.  Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of seventy-five percent (75%) or more of the voting power of the shares of the then outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VIII of these Articles of Incorporation; provided, however, that the preceding provisions of this Section 7 shall not be applicable to any amendment to this Article VIII of these Articles of Incorporation, and such amendment shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation if such amendment shall have been approved by a majority of the Continuing Directors.

These Restated Articles of Incorporation are duly adopted effective the 20th day of April, 1994, in accordance with the provisions of Section 642 of the Public Acts of 1972 and were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Article of Incorporation as heretofore amended, and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

Signed this 25 day of April, 1994 by Charles C. Van Loan, President.

                                                                                                /s/ Charles C. Van Loan

                                                                                    Charles C. Van Loan, President

Prepared by and Return to:

Michael C. Wooldridge

Varnum, Riddering, Schmidt & Howlett

P.O. Box 352

Grand Rapids, MI 49501-0352

C&S 515(10/99)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES

CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received June 22, 2000	(FOR BUREAU USE ONLY) This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name MICHAEL G. WOOLDRIDGE
Address P.O. BOX 352
City State Zip Code GRAND RAPIDS MI 49501-0352	EFFECTIVE DATE:

Document will be returned to the name and address you enter above.

If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: INDEPENDENT BANK CORPORATION

2.	The identification number assigned by the Bureau is: 136-863

3.

Article III of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE III

            The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is thirty million two hundred thousand (30,200,000) shares, of which thirty million (30,000,000) shares shall be common stock of the par value of $1.00 per share, and two hundred thousand (200,000) shares shall be series preferred stock, without par value.

            The authorized shares of common stock of the par value of one dollar ($1.00) per share are all of one class with equal voting power, and each share shall be equal to every other such share.

            The shares of preferred stock may be divided into and issued in one or more series. The Board of Directors is hereby authorized to cause the preferred stock to be issued from time to time in one or more series, with such designations and such relative voting, dividend, liquidation and other rights, preferences and limitations as shall be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors. The Board of Directors by vote of a majority of the whole Board is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as it may deem desirable.

Article VI of the Articles of Incorporation is hereby deleted in its entirety.

4.

(For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation were duly adopted on the ______ day of ________________, ______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this _____ day of ______________, ____.

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(Signature)

_________________________________

(Type or Print Name)

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(Signature)

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(Type or Print Name)

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(Signature)

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(Type or Print Name)

5.

(For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation were duly adopted on the 18th day of APRIL, 2000, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

	[x]	at a meeting the necessary votes were cast in favor of the amendment.
[_]

by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

	[_]	by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.
	[_]	by the board of a profit corporation pursuant to section 611(2).
	Profit Corporations Signed this 18th day of APRIL, 2000 By: /s/ Charles C. Van Loan (Signature of an authorized officer or agent) PRESIDENT (Type or Print Name)	Nonprofit Corporations Signed this ___ day of ______, ____ By: (Signature of an authorized officer or agent) (Type or Print Name)

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT- CORPORATION for

INDEPENDENT BANK CORPORATION

ID NUMBER: 136863

received by facsimile transmission on April 27, 2006 is hereby endorsed

Filed on April 27, 2006 by the Administrator.

The document is effective on the date filed,

unless a subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27TH day of April, 2006.

/s/ Andrew L. Metcalf, Jr., Director

Bureau of Commercial Services

C&S 515(10/99)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES

CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received	(FOR BUREAU USE ONLY) This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name MICHAEL G. WOOLDRIDGE
Address P.O. BOX 352
City State Zip Code GRAND RAPIDS MI 49501-0352	EFFECTIVE DATE:

Document will be returned to the name and address you enter above.

If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: Independent Bank Corporation.

2.	The identification number assigned by the Bureau is: 136-863

3.

Article III of the Articles of Incorporation is hereby amended to read as follows:

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is forty million two hundred thousand (40,200,000) shares, of which forty million (30,000,000) shares shall be common stock of the par value of $1.00 per share, and two hundred thousand (200,000) shares shall be series preferred stock, without par value.

The authorized shares of common stock of the par value of one dollar ($1.00) per share are all of one class with equal voting power, and each share shall be equal to every other such share.

The shares of preferred stock may be divided into and issued in one or more series. The Board of Directors is hereby authorized to cause the preferred stock to be issued from time to time in one or more series, with such designations and such relative voting, dividend, liquidation and other rights, preferences and limitations as shall be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors. The Board of Directors by vote of a majority of the whole Board is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as it may deem desirable.

4.

(For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation were duly adopted on the ______ day of ________________, ______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this _____ day of ______________, ____.

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(Signature)

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(Type or Print Name)

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(Signature)

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(Type or Print Name)

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(Signature)

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(Type or Print Name)

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(Signature)

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(Type or Print Name)

5.

(For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation were duly adopted on the 25th day of April, 2006, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

	[x]	at a meeting the necessary votes were cast in favor of the amendment.
[_]

by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

	[_]	by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.
	[_]	by the board of a profit corporation pursuant to section 611(2).
	Profit Corporations Signed this 25th day of April, 2006 By: /s/ Robert N. Shuster (Signature of an authorized officer or agent) (Type or Print Name)	Nonprofit Corporations Signed this ___ day of ______, ____ By: (Signature of an authorized officer or agent) (Type or Print Name)

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT- CORPORATION for

INDEPENDENT BANK CORPORATION

ID NUMBER: 136863

received by facsimile transmission on May 12, 2009 is hereby endorsed

Filed on May 12, 2009 by the Administrator.

The document is effective on the date filed,

unless a subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 12TH day of May, 2009.

/s/ Andrew L. Metcalf, Jr., Director

Bureau of Commercial Services

BC9/CO-515 (Rev. 03/07)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES

CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received	(FOR BUREAU USE ONLY) This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name MICHAEL G. WOOLDRIDGE
Address P.O. BOX 352
City State Zip Code GRAND RAPIDS MI 49501-0352	EFFECTIVE DATE:

Document will be returned to the name and address you enter above.

If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: INDEPENDENT BANK CORPORATION.

2.	The identification number assigned by the Bureau is: 136-863

3.

The first paragraph of Article III of the Amended and Restated Articles of Incorporation is hereby amended to read as follows:

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is sixty million two hundred thousand shares, of which sixty million (60,000,000) shares shall be common stock of the par value of $1.00 per share, and two hundred thousand (200,000) shares shall be series preferred stock, without par value.

4.

Profit or Nonprofit Corporation:  For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation were duly adopted on the ______ day of ________________, ______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this _____ day of ______________, ____.

_________________________________

(Signature)

_________________________________

(Type or Print Name)

_________________________________

(Signature)

_________________________________

(Type or Print Name)

_________________________________

(Signature)

_________________________________

(Type or Print Name)

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(Signature)

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(Type or Print Name)

5.	Profit Corporation Only: Shareholder or Board Approval The foregoing amendment to the Articles of Incorporation was duly adopted on the 28th day of April, 2009, by the (check one of the following)
	[x]	shareholders at a meeting in accordance with Section 611(3) of the Act.
[_]

written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

	[_]	written consent of all the shareholders entitled to vote in accordance with section 407(2) of the Act.
	[_]	board of a profit corporation pursuant to section 611(2) of the Act.
Profit Corporations and Professional Service Corporations Signed this 12th day of May, 2009 By: /s/ Robert N. Shuster (Signature of an authorized officer or agent) (Type or Print Name)